EXHIBIT 99.1
Canadian Derivatives Clearing Corporation
(Options as of February 28, 2017)

Symbols marked with an asterisk (*) indicate long-term options available for trading.

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BetaPro Canadian Gold Miners -2x Daily Bear ETF	HGD	HGD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	HGU	HGU
BetaPro Crude Oil -2x Daily Bear ETF	HOD	HOD
BetaPro Crude Oil 2x Daily Bull ETF	HOU	HOU
BetaPro Natural Gas -2x Daily Bear ETF	HND	HND
BetaPro Natural Gas 2x Daily Bull ETF	HNU	HNU
BetaPro S&P/TSX 60 -2x Daily Bear ETF	HXD	HXD
BetaPro S&P/TSX 60 2x Daily Bull ETF	HXU	HXU
BetaPro S&P/TSX 60 Daily Inverse ETF	HIX	HIX
BetaPro S&P/TSX Capped Energy -2x Daily Bear ETF	HED	HED
BetaPro S&P/TSX Capped Energy 2x Daily Bull ETF	HEU	HEU
BetaPro S&P/TSX Capped Financials -2x Daily Bear ETF	HFD	HFD
BetaPro S&P/TSX Capped Financials 2x Daily Bull ETF	HFU	HFU
BMO Canadian Dividend ETF	ZDV	ZDV
BMO Equal Weight REITs Index ETF	ZRE	ZRE
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Health Care Hedged to CAD Index	ZUH	ZUH
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Long Federal Bond Index ETF	ZFL	ZFL
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO Low Volatility US Equity ETF	ZLU	ZLU
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI Europe High Quality Hedged to CAD Index ETF	ZEQ	ZEQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX Equal Weight Banks Index ETF	ZEB	ZEB
BMO S&P/TSX Equal Weight Oil & Gas Index ETF	ZEO	ZEO

Index and ETF options Name of underlying instrument	Option symbol	Underlying symbol
BMO S&P/TSX Laddered Preferred Share Index ETF	ZPR	ZPR
FINB BMO S&P/TSX composé plafonné	ZCN *	ZCN
Horizons S&P/TSX 60 Index ETF	HXT	HXT
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares Gold Bullion ETF	CGL	CGL
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU *	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG *	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN *	XFN
iShares S&P/TSX Capped Information Technology Index ETF	XIT	XIT
iShares S&P/TSX Capped Materials Index ETF	XMA	XMA
iShares S&P/TSX Capped REIT Index Fund	XRE	XRE
iShares S&P/TSX Global Gold Index ETF	XGD *	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
S&P/TSX 60 Index Options	SXO *	TX60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
Ag Growth International Inc.	AFN	AFN
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Agrium Inc.	AGU *	AGU
Air Canada	AC *	AC
Alacer Gold Corp.	ASR	ASR
Alamos Gold Inc.	AGI	AGI
Alaris Royalty Corp.	AD	AD

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc., Cl. B	ATD *	ATD.B
Allied Properties Real Estate Investment Trust	AP	AP u
AltaGas Ltd.	ALA	ALA
Amaya Inc.	AYA	AYA
ARC Resources Ltd.	ARX *	ARX
Argonaut Gold Inc.	AR	AR
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	AX	AX u
Asanko Gold Inc.	AKG	AKG
ATCO Ltd.	ACO	ACO.X
Athabasca Oil Corp.	ATH	ATH
Atlantic Power Corporation	ATP	ATP
ATS Automation Tooling Systems Inc.	ATA	ATA
AutoCanada Inc.	ACQ	ACQ
Avigilon Corporation	AVO	AVO
B2Gold Corp.	BTO	BTO
Badger Daylighting Ltd.	BAD	BAD
Bank of Montreal	BMO *	BMO
Bank of Nova Scotia (The)	BNS *	BNS
Barrick Gold Corporation	ABX *	ABX
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE *	BCE
Bellatrix Exploration Ltd.	BXE	BXE
Birchcliff Energy Limited	BIR	BIR
Black Diamond Group Limited	BDI	BDI
BlackBerry Limited	BB *	BB
Boardwalk Real Estate Investment Trust	BEI	BEIu
Bombardier Inc., Cl. B	BBD *	BBD.B
Bonavista Energy Corporation	BNP	BNP
Boralex Inc. Class A Shares	BLX	BLX
Boyd Group Income Fund	BYD	BYDu
Brookfield Asset Management Inc., Cl. A	BAM	BAM.A
Brookfield Infrastructure Partners L.P.	BIP	BIPu

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Brookfield Property Partners L.P.	BPY	BPYu
Brookfield Renewable Partners L.P.	BEP	BEPu
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Calfrac Well Services Ltd.	CFW	CFW
Cameco Corporation	CCO *	CCO
Canaccord Genuity Group Inc.	CF	CF
Canadian Apartment Properties Real Estate Investment Trust	CAR	CARu
Canadian Energy Services & Technology Corp.	CEU	CEU
Canadian Imperial Bank of Commerce	CM *	CM
Canadian National Railway Company	CNR *	CNR
Canadian Natural Resources Limited	CNQ *	CNQ
Canadian Natural Resources Limited	CNQ1 *	CNQ1
Canadian Pacific Railway Limited	CP	CP
Canadian Real Estate Investment Trust	REF	REFu
Canadian Tire Corporation Limited, Cl. A	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canadian Western Bank	CWB *	CWB
Canam Group Inc.	CAM	CAM
Canfor Corporation	CFP	CFP
Canfor Pulp Products Inc.	CFX	CFX
Canyon Services Group Inc.	FRC	FRC
Capital Power Corporation	CPX	CPX
Cardinal Energy Ltd.	CJ	CJ
Cascades Inc.	CAS	CAS
CCL Industries Inc.	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE *	CVE
Centerra Gold Inc.	CG *	CG
CGI Inc. (Group), Cl. A	GIB *	GIB.A
Chartwell Retirement Residences	CSH	CSHu
Chemtrade Logistics Income Fund	CHE	CHEu
China Gold International Resources Corp. Ltd	CGG	CGG
Chorus Aviation Inc., Cl. B	CHR	CHR

Equity options Name of underlying instrument	Option symbol	Underlying symbol
CI Financial Corp.	CIX	CIX
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Colliers International Group Inc. Subordinate Voting	CIGI	CIGI
Cominar Real Estate Investment Trust	CUF	CUFu
Concordia International Corp.	CXR	CXR
Continental Gold Inc.	CNL	CNL
CORUS Entertainment Inc., Cl. B	CJR	CJR.B
Cott Corp.	BCB	BCB
Crescent Point Energy Corp.	CPG *	CPG
Crew Energy Incorporated	CR	CR
Crombie Real Estate Investment Trust	CRR	CRRu
Descartes Systems Group Inc.	DSG	DSG
Detour Gold Corp.	DGC *	DGC
DH Corporation	DH	DH
DHX Media Ltd., Cl. B	DHX	DHX.B
Dollarama Inc.	DOL	DOL
Dominion Diamond Corporation	DDC	DDC
Domtar Corporation	UFS	UFS
Dream Global Real Estate Investment	DRG	DRGu
Dream Industrial Real Estate Investment Trust	DIR	DIRu
Dream Office Real Estate Investment Trust	D	D u
DREAM Unlimited Corp.	DRM	DRM
Dundee Corporation, Cl. A	DC	DC .A
Dundee Precious Metals Inc.	DPM	DPM
Eldorado Gold Corp.	ELD *	ELD
Element Financial Corporation	EFN *	EFN
Element Financial Corporation	EFN1 *	EFN1
Emera Inc.	EMA *	EMA
Empire Company Limited, Cl. A	EMP	EMP.A
Enbridge Inc.	ENB *	ENB
Enbridge Income Fund Holdings Inc.	ENF	ENF
Encana Corporation	ECA *	ECA
Endeavour Mining Corporation	EDV	EDV

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Endeavour Silver Corp.	EDR	EDR
EnerCare Inc.	ECI	ECI
Enerflex Ltd.	EFX	EFX
Enerplus Resources Fund	ERF	ERF
Enghouse Systems Limited	ENGH	ENGH
Ensign Energy Services Inc.	ESI	ESI
Extendicare Inc.	EXE	EXE
Finning International Inc.	FTT	FTT
First Capital Realty Inc.	FCR	FCR
First Majestic Silver Corp.	FR	FR
First Quantum Minerals Ltd.	FM *	FM
Fortis Inc.	FTS *	FTS
Fortuna Silver Mines Inc.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Genworth MI Canada Inc.	MIC *	MIC
George Weston Limited	WN	WN
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
Gluskin Sheff + Associates Inc.	GS	GS
GMP Capital Inc.	GMP	GMP
Goldcorp Inc.	G *	G
Gran Tierra Energy Inc.	GTE	GTE
Granite Real Estate Investment Trust Inc.	GRT	GRTu
Great Canadian Gaming Corporation	GC	GC
Great-West Lifeco Inc.	GWO	GWO
Groupe Aeroplan Inc.	AIM	AIM
Guyana Goldfields Inc.	GUY	GUY
H&R Real Estate Investment Trust	HR	HR u
Home Capital Group Inc.	HCG *	HCG
Horizon North Logistics Inc.	HNL	HNL
Hudbay Minerals Inc.	HBM	HBM
Hudson's Bay Company	HBC	HBC
Husky Energy Inc.	HSE *	HSE

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Hydro One Limited	H	H
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
Imperial Oil Limited	IMO *	IMO
Industrial Alliance Insurance and Financial Services Inc.	IAG	IAG
Innergex Renewable Energy Inc.	INE	INE
Intact Financial Corporation	IFC	IFC
Inter Pipeline Ltd.	IPL	IPL
Interfor Corporation	IFP	IFP
Intertape Polymer Group Inc.	ITP	ITP
Just Energy Group Inc.	JE	JE
Kelt Exploration Ltd.	KEL	KEL
Keyera Corp.	KEY	KEY
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K *	K
Kirkland Lake Gold Inc.	KLG1	KLG1
Kirkland Lake Gold Ltd.	KL	KL
Klondex Mines Ltd.	KDX	KDX
Knight Therapeutics Inc.	GUD	GUD
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Linamar Corporation	LNR	LNR
Loblaw Companies Ltd.	L	L
Lundin Mining Corp.	LUN *	LUN
MacDonald, Dettwiler and Associates Ltd.	MDA	MDA
MAG Silver Corp.	MAG	MAG
Magna International Inc	MG *	MG
Major Drilling Group International Inc.	MDI	MDI
Manitoba Telecom Services Inc.	MBT	MBT
Manulife Financial Corporation	MFC *	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE
McEwen Mining Inc.	MUX	MUX
MEG Energy Corp.	MEG *	MEG

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Milestone Apartments Real Estate Investment Trust	MST	MSTu
Mitel Networks Corporation	MNW	MNW
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA *	NA
Nevsun Resources Ltd.	NSU	NSU
New Flyer Industries Inc.	NFI	NFI
New Gold Inc.	NGD *	NGD
Newmarket Gold Inc.	NMI1	NMI1
Norbord Inc.	OSB	OSB
North West Company Inc.	NWC	NWC
Northland Power Inc.	NPI	NPI
Northview Apartment Real Estate Investment Trust	NVU	NVUu
NorthWest Healthcare Properties Real Estate Investment Trust	NWH	NWHu
NovaGold Resources Inc.	NG	NG
NuVista Energy Limited	NVA	NVA
OceanaGold Corporation	OGC	OGC
Onex Corp.	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Osisko Gold Royalties Ltd.	OR	OR
Painted Pony Petroleum Ltd.	PPY	PPY
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Paramount Resources Ltd.	POU1	POU1
Parex Resources Inc.	PXT	PXT
Parkland Fuel Corporation	PKI	PKI
Pason Systems Inc.	PSI	PSI
Pembina Pipeline Corporation	PPL	PPL
Pengrowth Energy Corp.	PGF	PGF
Penn West Petroleum Ltd.	PWT *	PWT
Performance Sports Group Ltd.	PSG	PSG
Peyto Exploration & Development Corp.	PEY	PEY
Potash Corporation of Saskatchewan Inc.	POT *	POT

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Power Corporation of Canada	POW *	POW
Power Financial Corporation	PWF	PWF
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD *	PD
Premier Gold Mines Limited	PG	PG
Premium Brands Holdings Corporation	PBH	PBH
Pretium Resources Inc.	PVG *	PVG
Primero Mining Corp.	P	P
Pure Industrial Real Estate Trust	AAR	AARu
Quebecor Inc., Cl. B	QBR	QBR.B
Raging River Exploration Inc.	RRX	RRX
Resolute Forest Products Inc.	RFP	RFP
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REIu
Ritchie Bros. Auctioneers Incorporated	RBA	RBA
Rogers Communications Inc., Cl. B	RCI *	RCI.B
Royal Bank of Canada	RY *	RY
Russel Metals Inc.	RUS	RUS
Sandstorm Gold Ltd.	SSL	SSL
Saputo Inc.	SAP	SAP
Savanna Energy Services Corp.	SVY	SVY
Seabridge Gold Inc.	SEA	SEA
Secure Energy Services Inc.	SES	SES
SEMAFO INC.	SMF	SMF
Seven Generations Energy Ltd.	VII	VII
Shaw Communications Inc., Cl. B	SJR *	SJR.B
ShawCor Ltd., Cl. A	SCL	SCL
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA
Sierra Wireless Inc.	SW	SW
Silver Standard Resources Inc.	SSO	SSO
Silver Wheaton Corp.	SLW	SLW
Silvercorp Metals Inc.	SVM	SVM
Sleep Country Canada Holdings Inc.	ZZZ	ZZZ

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Smart Real Estate Investment Trust	SRU	SRUu
SNC-Lavalin Group Inc.	SNC	SNC
Spartan Energy Corp.	SPE	SPE
Stantec Inc.	STN	STN
Stella-Jones Inc.	SJ	SJ
Student Transportation Inc.	STB	STB
Sun Life Financial	SLF *	SLF
Suncor Energy Inc.	SU *	SU
Suncor Energy Inc.	SU2 *	SU2
SunOpta, Inc.	SOY	SOY
Superior Plus Corp.	SPB	SPB
Surge Energy Inc.	SGY	SGY
Tahoe Resources Inc.	THO	THO
Teck Resources Limited, Cl. B	TECK *	TECK.B
TELUS Corporation	T *	T
The Jean Coutu Group (PJC) Inc., Cl. A	PJC	PJC.A
Thomson Reuters Corporation	TRI *	TRI
TMX Group Limited	X	X
TORC Oil & Gas Ltd.	TOG	TOG
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD *	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA *	TA
TransAlta Renewable Inc.	RNW	RNW
TransCanada Corporation	TRP *	TRP
Transcontinental Inc., Cl. A	TCL	TCL.A
TransForce Inc.	TFII	TFII
TransGlobe Energy Corporation	TGL	TGL
Trican Well Services Ltd.	TCW *	TCW
Tricon Capital Group Inc.	TCN	TCN
Trilogy Energy Corp.	TET	TET
Trinidad Drilling Ltd.	TDG	TDG
Turquoise Hill Resources Ltd.	TRQ	TRQ

Equity options Name of underlying instrument	Option symbol	Underlying symbol
Uni-Select Inc.	UNS	UNS
Uranium Participation Corporation	U	U
Valeant Pharmaceuticals International, Inc.	VRX	VRX
Veresen Inc.	VSN *	VSN
Vermilion Energy Inc.	VET	VET
Wajax Corporation	WJX	WJX
Waste Connections Inc.	WCN	WCN
West Fraser Timber Co. Ltd.	WFT	WFT
Western Energy Services Corp.	WRG	WRG
WestJet Airlines Ltd.	WJA	WJA
Westport Fuel Systems Inc.	WPRT	WPRT
Westshore Terminals Investment Corporation	WTE	WTE
Whitecap Resources Inc.	WCP *	WCP
WiLAN Inc.	WIN	WIN
Winpak Ltd.	WPK	WPK
WSP Global Inc.	WSP	WSP
Yamana Gold Inc.	YRI *	YRI